                                                                   Exhibit 3.18

                                     BYLAWS

                                       OF

                              GARETH STEVENS, INC.

                            (a Wisconsin corporation)

                               VARIABLE REFERENCES

0.01. Date of annual shareholders' meeting (See Section 2.01):

      1:00 P.M.         1st          Tuesday         May           1984
        (Hour)        (Week)          (Day)        (Month)     (First Year)

*
         0.02. Required notice of shareholders' meeting (See Section 2.04): not less than seven (7) days.

*

         0.03. Authorized number of directors (See Section 3.01): Two (2).

*

         0.04. Required notice of directors' meetings (See Section 3.05):
               (a) not less than 72 hours if by mail, and
               (b) not less than 24 hours if by telegram or personal delivery.

*

         0.05. Authorized number of Vice Presidents (See Section 4.01): One (1).

*

         0.06. The fiscal year of the corporation shall begin on: July I (See
Section 9.01).

* These spaces are reserved for official notation of future amendments to these sections.

                                    ARTICLE I

                                     OFFICES

         1.01. PRINCIPAL AND BUSINESS OFFICES. The corporation may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the corporation may require from time to time.

         1.02. REGISTERED OFFICE. The registered office of the corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical with the principal office in the State of Wisconsin, and the address of the registered office may be changed from time to time by the Board of Directors. The business office of the registered agent of the corporation shall be identical to such registered office.

                                   ARTICLE II

                                  SHAREHOLDERS

         2.01. ANNUAL MEETING. The annual meeting of the shareholders shall be held at the date and hour in each year set forth in Section 0.01, or at such other time and date within thirty days before or after said date as may be fixed by or under the authority of the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meting shall be a legal holiday in the State of Wisconsin, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein, or fixed as herein provided, for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.

         2.02. SPECIAL MEETING. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or the Board of Directors or by the person designated in the written request of the holders of not less than one-tenth of all shares of the corporation entitled to vote at the meeting.

         2.03. PLACE OF MEETING. The Board of Directors may designate any place, either within or without the State of Wisconsin, as the place of meeting for any annual meeting or for any special meting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting my designate any place, either within or without the State of Wisconsin, as the place for the holding for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the close of business on the date on which notice of the meeting is mailed or on the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall be applied to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

         2.06 VOTING LISTS. The officer or agent having charge of the stock transfer books for shares of the corporation shall, before each meeting of shareholders, make a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, with the address of and the number of shares held by each, which list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

         2.07. QUORUM. Except as otherwise provided in the articles of incorporation, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by law or the articles of incorporation. Though less than a quorum of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         2.08. CONDUCT OF MEETINGS. The President, or in his absence, the Executive Vice President, if there be one and he is present, or in their absence, a Vice President in the order provided under Section 4.08, and in their absence, any person chosen by the shareholders present shall call the meeting of the shareholders to order and shall act as chairman of the meeting, and the Secretary of the corporation shall act as secretary of all meetings of the shareholders, but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

         2.09. PROXIES. At all meetings of shareholders, a shareholder entitled to vote may vote in person or by proxy appointed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. Unless otherwise provided in the proxy, a proxy may be revoked at any time before it is voted, either by written notice filed with the Secretary or the acting secretary of the meeting or by oral notice given by the shareholder to the presiding officer during the meeting. The presence of a shareholder who has filed his proxy shall not of itself constitute a revocation. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. The Board of Directors shall have the power and authority to make rules establishing presumptions as to the validity and sufficiency of proxies.

         2.10. VOTING OF SHARES. Each outstanding share shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are enlarged, limited or denied by the articles of incorporation.

         2.11. VOTING OF SHARES BY CERTAIN HOLDERS.

                  (a) OTHER CORPORATIONS. Shares standing in the name of another corporation may be voted either in person or by proxy, by the president of such corporation or any other officer appointed by such president. A proxy executed by any principal officer of such other corporation or assistant thereto shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this corporation, given in writing to the Secretary of this corporation, of the designation of some other person by the board of directors or the bylaws of such other corporation.

                  (b) LEGAL REPRESENTATIVES AND FIDUCIARIES. Shares held by an administrator, executor, guardian, conservator, trustee in bankruptcy, receiver, or assignee for creditors may be voted by him, either in person or by proxy, without a transfer of such shares into his name, provided that there is filed with the Secretary before or at the time of meeting proper evidence of his incumbency and the number of shares held. Shares standing in the name of a fiduciary may be voted by him, either in person or by proxy. A proxy executed by a fiduciary, shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this corporation, given in writing to the Secretary of this corporation, that such manner of voting is expressly prohibited or otherwise directed by the document creating the fiduciary relationship.

                  (c) PLEDGEES. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                  (d) TREASURY STOCK AND SUBSIDIARIES. Neither treasury shares, nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by this corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote, but shares of its own issue held by this corporation in a fiduciary capacity, or held by such other corporation in a fiduciary capacity, may be voted and shall be counted in determining the total number of outstanding shares entitled to vote.

                  (e) MINORS. Shares held by a minor may be voted by such minor in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the corporation has received written notice or has actual knowledge that such shareholder is a minor.

                  (f) INCOMPETENTS AND SPENDTHRIFTS. Shares held by an incompetent or spendthrift may be voted by such incompetent or spendthrift in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the corporation has actual knowledge that such shareholder has been adjudicated an incompetent or spendthrift or actual knowledge of filing of judicial proceedings for appointment of a guardian.

                  (g) JOINT TENANTS. Shares registered in the names (:7 two or more individuals who are named in the registration as joint tenants may be voted in person or by proxy signed by any one or more of such individuals if either (i) no other such individual or his legal representative is present and claims the right to participate in the voting of such shares or prior to the vote filed with the Secretary of the corporation a contrary written voting authorization or direction or written denial of authority of the individual present or signing the proxy proposed to be voted or (ii) all such other individuals are deceased and the Secretary of the corporation has no actual knowledge that the survivor has been adjudicated not to be the successor to the interests of those deceased.

         2.12. WAIVER OF NOTICE BY SHAREHOLDERS. Whenever any notice whatever is required to be given to any shareholder of the corporation under the articles of incorporation or bylaws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the shareholder entitled to such notice, shall be deemed equivalent to the giving of such notice; provided that such waiver in respect to any matter of which notice is required under any provision of the Wisconsin Business Corporation Law, shall contain the same information as would have been required to be included in such notice, except the time and place of meeting.

         2.13. UNANIMOUS CONSENT WITHOUT MEETING. Any action required or permitted by the articles of incorporation or bylaws or any provision of law to be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         3.01. GENERAL POWERS AND NUMBER. The business and affairs of the corporation shall be managed by its Board of Directors. The number of directors of the corporation shall be as set forth in Section 0.03.

         3.02. TENURE AND QUALIFICATIONS. Each director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected, or until his prior death, resignation or removal. A director may be removed from office by affirmative vote of a majority of the outstanding shares entitled to vote for the election of such director, taken at a meeting of shareholders called for that purpose. A director my resign at any time by filing his written resignation with the Secretary of the corporation. Directors need not be residents of the State of Wisconsin or shareholders of the corporation.

         3.03. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately after the annual meeting of shareholders, and each adjourned session thereof. The place of such regular meeting shall be the sane as the place of the meeting of shareholders which precedes it, or such other suitable place as may be announced at such meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Wisconsin, for the holding of additional regular meetings without other notice than such resolution.

         3.04. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the President, Secretary or any two directors. The President or Secretary calling any special meeting of the Board of Directors may fix any place, either within or without the State of Wisconsin, as the place for holding any special meeting of the Board of Directors called by them, and if no other place is fixed the place of meeting shall be the principal business office of the corporation in the State of Wisconsin.

         3.05. NOTICE; WAIVER. Notice of each meeting of the Board of Directors (unless otherwise provided in or pursuant to Section 3.03) shall be given by written notice delivered personally or mailed or given by telegram to each director at his business address or at such other address as such director shall have designated in writing filed with the Secretary, in each case not less than the number of hours prior thereto as set forth in Section 0.04. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Whenever any notice whatever is required to be given to any director of the corporation under the articles of incorporation or bylaws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         3.06. QUORUM. Except as otherwise provided by law or by the articles of incorporation or these bylaws, a majority of the number of directors set forth in Section 0.03 shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority o f the directors present (though less than such quorum) may adjourn the meeting from time to time without further notice.

         3.07. MANNER OF ACTING. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law or by the articles of incorporation or these bylaws.

         3.08. CONDUCT OF MEETINGS. The Chairman of the Board, if there be one and he is present, or the President, and in his absence the Executive vice President, or in his absence a vice President in the order provided under
Section 4.08, and in their absence, any director chosen by the directors present, shall call meetings of the Board of Directors to order and shall act as chairman of the meeting. The Secretary of the corporation shall act as secretary of all meetings of the Board of Directors, but in the absence of the Secretary, the presiding officer may appoint any Assistant Secretary or any director or other person present to act as secretary of the meeting.

         3.09. VACANCIES. Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, way be filled until the next succeeding annual election by the affirmative vote of a majority of the directors then in office, though less than a quorum of the Board of Directors; provided, that in case of a vacancy created by the removal of a director by vote of the shareholders, the shareholders shall have the right to fill such vacancy at the same meeting or any adjournment thereof.

         3.10. COMPENSATION. The Board of Directors, by affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, may establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise, or may delegate such authority to an appropriate committee. The Board of Directors also shall have authority to provide for or to delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits, and other benefits or payments, to directors, officers and Employees and to their estates, families, dependents or beneficiaries on account of prior services rendered by such directors, officers and employees to the corporation.

         3.11. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the Board of Directors or a committee thereof of which he is a member at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         3.12. COMMITTEES. The Board of Directors by resolution adopted by the affirmative vote of a majority of the number of directors set forth in Section
0.03 may designate one or more committees, each committee to consist of three or more directors elected by the Board of Directors, which to the extent provided in said resolution as initially adopted, and as thereafter supplemented or amended by further resolution adopted by a like vote, shall have and may exercise, when the Board of Directors is not in session, the powers of the Board of Directors in the management of the business and affairs of the corporation, except action in respect to dividends to shareholders, election of the principal officers or the filling of vacancies in the Board of Directors or Committees created pursuant to this section. The Board of Directors may elect one or more of its members as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the President or upon request by the chairman of such meeting. Each such committee shall fix its own rules governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request.

         3.13. UNANIMOUS CONSENT WITHOUT MEETING. Any action required or permitted by the articles of incorporation or bylaws or any provision of law to be taken by the

Board of Directors or Committee thereof at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors or members of the committee then in office.

                                   ARTICLE IV

                                    OFFICERS

         4.01. NUMBER. The principal officers of the corporation shall be a President, the number of Vice Presidents as set forth in Section 0.05, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. The election of a larger number of Vice Presidents shall of itself constitute an amendment of the number of Vice Presidents provided in the foregoing sentence. The Board of Directors may designate one of the Vice Presidents as the Executive Vice President. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the sane person, except the off ices of President and Secretary and the offices of President and vice President.

         4.02. ELECTION AND TERM OF OFFICE. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected or until his prior death, resignation or removal.

         4.03. REMOVAL. Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights.

         4.04. VACANCIES. A vacancy in any principal office because of death, resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

         4.05. CHAIRMAN OF THE BOARD. The Board of Directors may elect one of its members the Chairman of the Board. The Chairman of the Board shall preside at all meetings of the shareholders and directors at which he is present. lie shall be ex officio a member of all standing committees and shall be Chairman of such committees as is determined by the Board of Directors. He shall have such other powers and duties as may from time to time be prescribed by the bylaws or by resolution of the Board of Directors.

         4.06. PRESIDENT. The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and Employees of the corporation as he shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and Employees shall hold office at the discretion of the President. He shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation's regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, he may authorize any vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his place and stead. In general he shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

         4.07. THE EXECUTIVE VICE PRESIDENT. The Executive Vice President, if one be designated, shall assist the President in the discharge of supervisory, managerial and executive duties and functions. In the absence of the President or in the event of his death, inability or refusal to act, the Executive Vice President shall perform the duties of the President and when so acting shall have all the powers and duties of the President. He shall perform such other duties as from time to time may be assigned to him by the Board of Directors or the President.

         4.08. THE VICE PRESIDENTS. In the absence of the President and the Executive Vice President or in the event of their death, inability or refusal to act, or in the event for any reason it shall be impracticable for them to act personally, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him by the President or by the Board of Directors. The execution of any instrument of the corporation by any Vice President shall be conclusive evidence, as to third parties, of his authority to act in the stead of the President. Vice Presidents may be designated as the Vice President of a specified division, department or portion of the corporation's business.

         4.09. THE SECRETARY. The Secretary shall: (a) keep the minutes of the meetings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep or arrange for the keeping of a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned to him by the President or by the Board of Directors.

         4.10. The TREASURER. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of Section 5.04; and (c) in general perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time my be delegated or assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sun and with such surety or sureties as the Board of Directors shall determine.

         4.11. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. There shall be such number of Assistant Secretaries and Assistant Treasurers as the Board of Directors may from time to time authorize. The Assistant Secretaries may sign with the President or a Vice President certificates for shares of the corporation, the issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties and have such authority as shall from time to time be delegated or assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

         4.12. OTHER ASSISTANTS AND ACTING OFFICERS. The Board of Directors shall have the power to appoint any person to act as assistant to any officer, or as agent for the corporation in his stead, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or action officer or other agent so appointed by the Board of Directors shall have the power to perform all the duties of the office to which he is so appointed to be assistant, or as to which he is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors.

         4.13. SALARIES. The salaries of the principal officers shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

                                    ARTICLE V

                     CONTRACTS, LOANS, CHECKS AND DEPOSITS;
                             SPECIAL CORPORATE ACTS

         5.01. CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute or deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances. In the absence of other designation, all deeds, mortgages and instruments of assignment or pledge made by the corporation shall be executed in the name of the corporation by the President or one of the Vice Presidents and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer; the Secretary or an Assistant Secretary, when necessary or required, shall affix the corporate seal thereto; and when so executed no other party to such instrument or any third party shall be required to make any inquiry into the authority of the signing officer or officers.

         5.02. LOANS. No indebtedness for borrowed money shall be contracted on behalf of the corporation and no evidences of such indebtedness shall be issued in its name unless authorized by or under the authority of a resolution of the Board of Directors. Such authorization may be general or confined to specific instances.

         5.03. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.

         5.04. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as may be selected by or under the authority of a resolution of the Board of Directors.

         5.05. VOTING OF SECURITIES OWNED BY THIS CORPORATION. Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted at any meeting of security holders of such other corporation by the President of this corporation if he be present, or in his absence by the Executive Vice President if there be one and he is present, or in his absence by and Vice President of this corporation who may be present, and
(b) whenever, in the judgment of the President, or in his absence, the Executive Vice President if there be one, or in his absence any Vice President, it is desirable for this corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this corporation, such proxy or consent shall be executed in the name of this corporation by the President, the Executive Vice President, or one of the Vice Presidents of this corporation, without necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer. Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this corporation the sane as such shares or other securities might be voted by this corporation.

         5.06. CONTRACTS BETWEEN CORPORATION AND RELATED PERSONS. Any contract or other transaction between the corporation and one or more of its directors, or between the corporation and any firm of which one or more of its directors are members or Employees, or in which he or they are interested, or between the corporation and any corporation or association of which one or more of its directors are shareholders, members, directors, officers or Employees, or in which he or they are interested, shall be valid for all purposes, notwithstanding the presence of such director or directors at the meeting of the Board of Directors of the corporation which acts upon, or in reference to, such contract or transaction, and notwithstanding his or their participation in such action, if the fact of such interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless, authorize, approve and ratify such contract or transaction by a vote of a majority of the directors present, such interested director or directors to be counted in determining whether a quorum is present, but not to be counted as voting upon the matter or in calculating the majority of such quorum necessary to carry such vote. This section shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common and statutory law applicable thereto.

                                   ARTICLE VI

                    CERTIFICATE FOR SHARES AND THEIR TRANSFER

         6.01. CERTIFICATES FOR SHARES. Certificates representing shares of the corporation shall be in such form, consistent with law, as shall be determined by the Board of Directors. Such certificates shall be signed by the President, the Executive Vice President, or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except as provided in
Section 6.06.

         6.02. FACSIMILE SIGNATURES AND SEAL. The seal of the corporation on any certificates for shares may be a facsimile. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an Employee of the corporation.

         6.03. SIGNATURE BY FORMER OFFICERS. In case any officer, who has signed or whose facsimile signature has been placed upon any certificate for shares, shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the sane effect as if he were such officer at the date of its issue.

         6.04. TRANSFER OF SHARES. Prior to due presentment of a certificate for shares for registration of transfer the corporation my treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner. Where a certificate for shares is presented to the corporation with a request to register for transfer, the corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the corporation had o duty to inquire into adverse claims or has discharged any such duty. The corporation may require reasonable assurance that said endorsements are genuine and effective and in compliance with such other regulations as may be prescribed under the authority of the Board of Directors.

         6.05. RESTRICTIONS ON TRANSFER. The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the corporation upon the transfer of such shares.

         6.06. LOST, DESTROYED OR STOLEN CERTIFICATES. Where the owner claims that his certificates for shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser, and (b) files with the corporation a sufficient indemnity bond, and (c) satisfies such other reasonable requirements as the Board of Directors may prescribe.

         6.07. CONSIDERATION FOR SHARES. The shares of the corporation may be issued for such consideration as shall be fixed from time to time by the Board of Directors, provided that any shares having a par value shall not be issued for a consideration less than the par value thereof. The consideration to be paid for shares may be paid in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the corporation. when payment of the consideration for which shares are to be issued shall have been received by the corporation, such shares shall be deemed to be fully paid and nonassessable by the corporation. No certificate shall be issued for any share until such share is fully paid.

         6.03. SIGNATURE BY FORMER OFFICERS. In case any officer, who has signed or whose facsimile signature has been placed upon any certificate for shares, shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue.

         6.04. TRANSFER OF SHARES. Prior to due presentment of a certificate for shares for registration of transfer the corporation my treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner. Where a certificate for shares is presented to the corporation with a request to register for transfer, the corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the corporation had o duty to inquire into adverse claims or has discharged any such duty. The corporation may require reasonable assurance that said endorsements are genuine and effective and in compliance with such other regulations as may be prescribed under the authority of the Board of Directors.

         6.05. RESTRICTIONS ON TRANSFER. The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the corporation upon the transfer of such shares.

         6.06. LOST, DESTROYED OR STOLEN CERTIFICATES. Where the owner claims that his certificates for shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser, and (b) files with the corporation a sufficient indemnity bond, and (c) satisfies such other reasonable requirements as the Board of Directors may prescribe.

         6.07. CONSIDERATION FOR SHARES. The shares of the corporation may be issued for such consideration as shall be fixed from time to time by the Board of Directors, provided that any shares having a par value shall not be issued for a consideration less than the par value thereof. The consideration to be paid for shares may be paid in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the corporation. when payment of the consideration for which shares are to be issued shall have been received by the corporation, such shares shall be deemed to be fully paid and nonassessable by the corporation. No certificate shall be issued for any share until such share is fully paid.

         6.08. STOCK REGULATIONS. The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Wisconsin as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the corporation.

         6.09. INDEMNIFICATION.

         The corporation shall indemnify any director or officer, or former director or officer of the corporation, or any person who may have served at its request as a director or officer of another corporation in which it owns shares of capital stock, or of which it is a creditor, against reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of any civil, criminal or administrative action, suit or proceeding in which he is made a party or with which he is threatened by reason of being or having been or because of any act as such director or officer, within the course of his duties or Employment, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties. The corporation may also reimburse any director or officer for the reasonable costs of settlement of any such action, suit or proceeding, if it shall be found by a majority of a committee composed of the directors not involved in the matter in controversy (whether or not a quorum) that it was to the interests of the corporation that such settlement be made and that such director or officer was not guilty of negligence or misconduct. The right of indemnification herein provided shall extend to the estate, executor, administrator, guardian and conservator of any deceased or former director of officer or person who himself would have been entitled to indemnification. Such rights of indemnification and reimbursement shall not be deemed exclusive of any other rights to which such director of officer may be entitled under any statute, agreement, vote of shareholders, or otherwise.

                                   ARTICLE VII

                                      SEAL

         7.01. The Board of Directors may, if it desires, provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words, "Corporate Seal."

                                  ARTICLE VIII

                                   AMENDMENTS

         8.01. BY SHAREHOLDERS. These bylaws may be altered, amended or repealed and new bylaws may be adopted by the shareholders by affirmative vote of not less than a majority of the shares present or represented at any annual or special meeting of the shareholders at which a quorum is in attendance.

         8.92. BY DIRECTORS. These bylaws may also be altered, amended or repealed and new bylaws may be adopted by the Board of Directors by affirmative vote of a majority of the number of directors present at any meeting at which a quorum is in attendance; but no bylaw adopted by the shareholders shall be amended or repealed by the Board of Directors if the bylaw so adopted so provides.

         8.03. IMPLIED AMENDMENTS. Any action taken or authorized by the shareholders or by the Board of Directors, which would be inconsistent with the bylaws then in effect but is taken or authorized by affirmative vote of not less than the number of shares or the number of directors required to amend the bylaws so that the bylaws would be consistent with such action, shall be given the same effect as though the bylaws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.

                                   ARTICLE IX

                                   FISCAL YEAR

         9.01. The fiscal year of the corporation shall begin on the date set forth in Section 0.06.

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                              GARETH STEVENS, INC.
                            (a Wisconsin corporation)

                             Adopted March 16, 1987

                                    ARTICLE I

                                     OFFICES

         1.01. PRINCIPAL AND BUSINESS OFFICES. The corporation may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the corporation may require from time to time.

         1.02. REGISTERED OFFICE. The registered office of the corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical with the principal office in the State of Wisconsin, and the address of the registered office may be changed from time to time by the Board of Directors. The business office of the registered agent of the corporation shall be identical to such registered office.

                                   ARTICLE II

                                  SHAREHOLDERS

         2.01. ANNUAL MEETING. The annual meeting of the shareholders shall be held on the Monday of the first week in the month of September commencing in 1987, or at such other time and date within thirty days before or after said date as may be fixed by or under the authority of the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Wisconsin, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein, or fixed as herein provided, for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.

         2.02. SPECIAL MEETING. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or the Board of Directors or by the person designated in the written request of the holders of not less than one-fourth of all shares of the corporation entitled to vote at the meeting.

         2.03. PLACE OF MEETING. The Board of Directors may designate any place, either within or without the State of Wisconsin, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Wisconsin, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal business office of the corporation in the State of Wisconsin or such other suitable place in the county of such principal office as may be designated by the person calling such meeting, but any meeting may be adjourned to reconvene at any place designated by vote of a majority of the shares represented thereat.

         2.04. NOTICE OF MEETING. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten days (unless a longer period is required by law or the articles of incorporation) nor more than thirty days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or other officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock record books of the corporation, with postage thereon prepaid.

         Whenever any notice is required to be given to any shareholder to whom communication is made unlawful by any law of the United States, whenever enacted, or by any rule, regulation, proclamation or executive order issued under any such law, the giving of such notice to such shareholder shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such shareholder.

         2.05. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy-five days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the close of business on the date on which notice of the meeting is mailed or on the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall be applied to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

         2.06. VOTING LISTS. The officer or agent having charge of the stock transfer books for shares of the corporation shall, before each meeting of shareholders, make a complete LIST of the shareholders entitled to vote at such meeting, or any adjournment thereof, with the address of and the number of shares held by each, which list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

         2.07. QUORUM. Except as otherwise provided in the articles of incorporation, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by law or the articles of incorporation. Though less than a quorum of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         2.08. CONDUCT OF MEETINGS. The President, or in his absence, the Executive Vice President, if there be one and he is present, or in their absence, a Vice President in the order provided under Section 4.08, and in their absence, any person chosen by the shareholders present shall call the meeting of the shareholders to order and shall act as chairman of the meeting, and the Secretary of the corporation shall act as secretary of all meetings of the shareholders, but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

         2.09. PROXIES. At all meetings of shareholders, a shareholder entitled to vote may vote in person or by proxy appointed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. Unless otherwise provided in the proxy, a proxy may be revoked at any time before it is voted, either by written notice filed with the Secretary or the acting secretary of the meeting or by oral notice given by the shareholder to the presiding officer during the meeting. The presence of a shareholder who has filed his proxy shall not of itself constitute a revocation. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. The Board of Directors shall have the power and authority to make rules establishing presumptions as to the validity and sufficiency of proxies.

         2.10. VOTING OF SHARES. Each outstanding share shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are enlarged, limited or denied by the articles of incorporation.

         2.11. VOTING OF SHARES BY CERTAIN HOLDERS.

         (a) OTHER CORPORATIONS. Shares standing in the name of another corporation may be voted either in person or by proxy, by the president of such corporation or any other officer appointed by such president. A proxy executed by any principal officer of such other corporation or assistant thereto shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this corporation, given in writing to the Secretary of this corporation, of the designation of some other person by the board of directors or the bylaws of such other corporation.

         (b) LEGAL REPRESENTATIVES AND FIDUCIARIES. Shares held by an administrator executor guardian, conservator, trustee in bankruptcy, receiver, or assignee for creditors may be voted by him, either in person or by proxy, without a transfer of such shares into his name, provided that there is filed with the Secretary before or at the time of meeting proper evidence of his incumbency and the number of shares held. Shares standing in the name of a fiduciary may be voted by him, either in person or by proxy. A proxy executed by a fiduciary, shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this corporation, given in writing to the Secretary of this corporation, that such manner of voting is expressly prohibited or otherwise directed by the document creating the fiduciary relationship.

         (c) PLEDGEES. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         (d) TREASURY STOCK AND SUBSIDIARIES. Neither treasury shares, nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by this corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote, but shares of its own issue held BY this corporation in a fiduciary capacity, or held BY such other corporation in a fiduciary capacity, may be voted and shall be counted in determining the total number of outstanding shares entitled to vote.

         (e) MINORS. Shares held by a minor may be voted by such minor in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the corporation has received written notice or has actual knowledge that such shareholder is a minor.

         (f) INCOMPETENTS AND SPENDTHRIFTS. Shares held by an incompetent or spendthrift may be voted by such incompetent or spendthrift in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the corporation has actual knowledge that such shareholder has been adjudicated an incompetent or spendthrift or actual knowledge of filing of judicial proceedings for appointment of a guardian.

         (g) JOINT TENANTS. Shares registered in the names of two or more individuals who are named in the registration as joint tenants may be voted in person or by proxy signed by any one or more of such individuals if either (i) no other such individual or his legal representative is present and claims the right to participate in the voting of such shares or prior to the vote files with the Secretary of the corporation a contrary written voting authorization or direction or written denial of authority of the individual present or signing the proxy proposed to be voted or (ii) all such other individuals are deceased and the Secretary of the corporation has no actual knowledge that the survivor has been adjudicated not to be the successor to the interests of those deceased.

         2.12. WAIVER OF NOTICE BY SHAREHOLDERS. Whenever any notice whatever is required to be given to any shareholder of the corporation under the articles of incorporation or bylaws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the shareholder entitled to such notice, shall be deemed equivalent to the giving of such notice; provided that such waiver in respect to any matter of which notice is required under any provision of the Wisconsin Business Corporation Law, shall contain the same information as would have been required to be included in such notice, except the time and place of meeting.

         2.13. UNANIMOUS CONSENT WITHOUT MEETING. Any action required or permitted by the articles of incorporation or bylaws or any provision of law to be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         3.01. GENERAL POWERS AND NUMBER. The business and affairs of the corporation shall be managed by its Board of Directors. The number of directors of the corporation shall be three.

         3.02. TENURE AND QUALIFICATIONS. Each director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected, or until his prior death, resignation or removal. A director may be removed from office by affirmative vote of a majority of the outstanding shares entitled to vote for the election of such director, taken at a meeting of shareholders called for that purpose. A director may resign at any time by filing his written resignation with the Secretary of the corporation. Directors need not be residents of the State of Wisconsin or shareholders of the corporation.

         3.03. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately after the annual meeting of shareholders, and each adjourned session thereof. The place of such regular meeting shall be the same as the place of the meeting of shareholders which precedes it, or such other suitable place as may be announced at such meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Wisconsin, for the holding of additional regular meetings without other notice than such resolution.

         3.04. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the President, Secretary or two-thirds of the directors. The President or Secretary calling any special meeting of the Board of Directors may fix any place, either within or without the State of Wisconsin, as the place for holding any special meeting of the Board of Directors called by them, and if no other place is fixed the place of meeting shall be the principal business office of the corporation in the State of Wisconsin.

         3.05. NOTICE; WAIVER. Notice of each meeting of the Board of Directors (unless otherwise provided in or pursuant to Section 3.03) shall be given by written notice delivered personally or mailed or given by telegram to each director at his business address or at such other address as such director shall have designated in writing filed with the Secretary, in each case not less than five (5) days if by mail and not less than two (2) days if by telegram or personal delivery. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Whenever any notice whatever is required to be given to any director of the corporation under the articles of incorporation or bylaws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         3.06. QUORUM. Except as otherwise provided by law or by the articles of incorporation or these bylaws, two-thirds of the number of directors set forth in Section 3.01 shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the directors present (though less than such quorum) may adjourn the meeting from time to time without further notice.

         3.07. MANNER OF ACTING. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law or by the articles of incorporation or these bylaws.

         3.08. CONDUCT OF MEETING. The Chairman of the Board, if there be one and he is present, or the President, and in his absence the Executive Vice President, or in his absence a Vice President in the order provided under
Section 4.08, and in their absence, any director chosen by the directors present, shall call meetings of the Board of Directors to order and shall act as chairman of the meeting. The Secretary of the corporation shall act as secretary of al meetings of the Board of Directors, but in the absence of the Secretary, the presiding officer may appoint any Assistant Secretary or any director or other person present to act as secretary of the meeting.

         3.09. VACANCIES. Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, may be filled until the next succeeding annual election by the affirmative vote of two-thirds of the directors then in office, though less than a quorum of the Board of Directors; provided, that in case of a vacancy created by the removal of a director by vote of the shareholders, the shareholders shall have the right to fill such vacancy at the same meeting or any adjournment thereof.

         3.10. COMPENSATION. The Board of Directors, by affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, may establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise, or may delegate such authority to an appropriate committee. The Board of Directors also shall have authority to provide for or to delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits and other benefits or payments, to directors, officers and employees and to their estates, families, dependents or beneficiaries on account of prior services rendered by such directors, officers and employees to the corporation.

         3.11. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the Board of Directors or a committee thereof of which is a member at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         3.12. COMMITTEES. The Board of Directors by resolution adopted by the affirmative vote of a majority of the number of directors set forth in Section
3.01 may designate one or more committees, each committee to consist of three or more directors elected by the Board of Directors, which to the extent provided in said resolution as initially adopted, and as thereafter supplemented or amended by further resolution adopted by a like vote, shall have and may exercise, when the Board of Directors is not in session, the powers of the Board of Directors in the management of the business and affairs of the corporation, except action in respect to dividends to shareholders, election of the principal officers or the filling of vacancies in the Board of Directors or committees created pursuant to this section. The Board of Directors may elect one or more of its members as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the President or upon request by the chairman of such meeting. Each such committee shall fix its own rules governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request.

         3.13. UNANIMOUS CONSENT WITHOUT MEETING. Any action required or permitted by the articles of incorporation or bylaws or any provision of law to be taken by the Board of Directors or Committee thereof at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors or members of the committee then in office.

                                   ARTICLE IV

                                    OFFICERS

         4.01. NUMBER. The principal officers of the corporation shall be a President, one Vice President, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. The election of a larger number of Vice Presidents shall of itself constitute an amendment of the number of Vice Presidents provided in the foregoing sentence. The Board of Directors may designate one of the Vice Presidents as the Executive Vice President. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary and the offices of President and Vice President.

         4.02. ELECTION AND TERM OF OFFICE. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected or until his prior death, resignation or removal.

         4.03. REMOVAL. Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights.

         4.04. VACANCIES. A vacancy in any principal office because of death, resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

         4.05. CHAIRMAN OF THE BOARD. The Board of Directors may elect one of its members the Chairman of the Board. The Chairman of the Board shall preside at all meetings of the shareholders and directors at which he is present. He shall be ex officio a member of all standing committees and shall be Chairman of such committees as is determined by the Board of Directors. He shall have such other powers and duties as may from time to time be prescribed by the bylaws or by resolution of the Board of Directors.

         4.06. PRESIDENT. The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he shall deem necessary, to prescribe their powers, duties and compensation and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. He shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation's regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, he may authorize any Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his place and stead. In general he shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

         4.07. THE EXECUTIVE VICE PRESIDENT. The Executive Vice President, if one be designated, shall assist the President in the discharge of supervisory, managerial and executive duties and functions. In the absence of the President or in the event of his death, inability or refusal to act, the Executive Vice President shall perform the duties of the President and when so acting shall have all the powers and duties of the President. He shall perform such other duties as from time to time may be assigned to him by the Board of Directors or the President.

         4.08. THE VICE PRESIDENTS. In the absence of the President and the Executive Vice President or in the event of their death, inability or refusal to act, or in the event for any reason it shall be impracticable for them to act personally, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him by the President or by the Board of Directors. The execution of any instrument of the corporation by any Vice President shall be conclusive evidence, as to third parties, of his authority to act in the stead of the President. Vice Presidents may be designated as the Vice President of a specified division, department or portion of the corporation's business.

         4.09. THE SECRETARY. The Secretary shall: (a) keep the minutes of the meetings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep or arrange for the keeping of a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned to him by the President or by the Board of Directors.

         4.10. THE TREASURER. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of section 5.04; and (c) in general perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

         4.11. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. There shall be such number of Assistant Secretaries and Assistant Treasurers as the Board of Directors may from time to time authorize. The Assistant Secretaries may sign with the President or a Vice President certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties and have such authority as shall from time to time be delegated or assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

         4.12. OTHER ASSISTANTS AND ACTING OFFICERS. The Board of Directors shall have the power to appoint any person to act as assistant to any officer, or as agent for the corporation in his stead, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer or other agent so appointed by the Board of Directors shall have the power to perform all the-duties of the office to which he is so appointed to be assistant, or as to which he is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors.

         4.13. SALARIES. The salaries of the principal officers shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

                                    ARTICLE V

                     CONTRACTS, LOANS, CHECKS AND DEPOSITS;
                             SPECIAL CORPORATE ACTS

         5.01. CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute or deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances. In the absence of other designation, all deeds, mortgages and instruments of assignment or pledge made by the corporation shall be executed in the name of the corporation by the President or one of the Vice Presidents and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer; the Secretary or an Assistant Secretary, when necessary or required, shall affix the corporate seal thereto; and when so executed no other party to such instrument or any third party shall be required to make any inquiry into the authority of the signing officer or officers.

         5.02. LOANS. No indebtedness for borrowed money shall be contracted on behalf of the corporation and no evidences of such indebtedness shall be issued in its name unless authorized by or under the authority of a resolution of the Board of Directors. Such authorization may be general or confined to specific instances.

         5.03. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.

         5.04. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as may be selected by or under the authority of a resolution of the Board of Directors.

         5.05. VOTING OF SECURITIES OWNED BY THIS CORPORATION. Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted at any meeting of security holders of such other corporation by the President of this corporation if he be present, or in his absence by the Executive Vice President if there be one and he is present, or in his absence by any Vice President of this corporation who may be present, and
(b) whenever, in the judgment of the President, or in his absence, the Executive Vice President if there be one, or in his absence any Vice President, it is desirable for this corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this corporation, such proxy or consent shall be executed in the name of this corporation by the President, the Executive Vice President, or one of the Vice Presidents of this corporation, without necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer. Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this corporation the same as such shares or other securities might be voted by this corporation.

         5.06. CONTRACTS BETWEEN CORPORATION AND RELATED PERSONS. Any contract or other transaction between the corporation and one or more of its directors, or between the corporation and any firm of which one or more of its directors are members or employees, or in which he or they are interested, or between the corporation and any corporation or association of which one or more of its directors are shareholders, members, directors, officers or employees, or in which he or they are interested, shall be valid for all purposes, notwithstanding the presence of such director or directors at the meeting of the Board of Directors of the corporation which acts upon, or in reference to, such contract or transaction, and notwithstanding his or their participation in such action, if the fact of such interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless, authorize, approve and ratify such contract or transaction by a vote of a majority of the directors present, such interested director or directors to be counted in determining whether a quorum is present, but not to be counted as voting upon the matter or in calculating the majority of such quorum necessary to carry such vote. This section shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the -common and statutory law applicable thereto.

                                   ARTICLE VI

                    CERTIFICATE FOR SHARES AND THEIR TRANSFER

         6.01. CERTIFICATES FOR SHARES. Certificates representing shares of the corporation shall be in such form, consistent with law, as shall be determined by the Board of Directors. Such certificates shall be signed by the President, the Executive Vice President, or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except as provided in
Section 6.06.

         6.02. FACSIMILE SIGNATURES AND SEAL. The seal of the corporation on any certificates for shares may be a facsimile. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation.

         6.03. SIGNATURE BY FORMER OFFICERS. In case any officer, who has signed or whose facsimile signature has been placed upon any certificate for shares, shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue.

         6.04. TRANSFER OF SHARES. Prior to due presentment of a certificate for shares for registration of transfer the corporation may treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and power of an owner. Where a certificate for shares is presented to the corporation with a request to register for transfer, the corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the corporation had no duty to inquire into adverse claims or has discharged any such duty. The corporation may require reasonable assurance that said endorsements are genuine and effective and in compliance with such other regulations as may be prescribed under the authority of the Board of Directors.

         6.05. RESTRICTIONS ON TRANSFER. The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the corporation upon the transfer of such shares.

         6.06. LOST, DESTROYED OR STOLEN CERTIFICATES. Where the owner claims that his certificate for shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser, and (b) files with the corporation a sufficient indemnity bond, and (c) satisfies such other reasonable requirements as the Board of Directors may prescribe.

         6.07. CONSIDERATION FOR SHARES. The shares of the corporation may be issued for such consideration as shall be fixed from time to time by the Board of Directors, provided that any shares having a par value shall not be issued for a consideration less than the par value thereof. The consideration to be paid for shares may be paid in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the corporation. When payment of the consideration for which shares are to be issued shall have been received by the corporation, such shares shall be deemed to be fully paid and nonassessable by the corporation. No certificate shall be issued for any share until such share is fully paid.

         6.08. STOCK REGULATIONS. The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Wisconsin as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the corporation.

         6.09. INDEMNIFICATION. The corporation shall indemnify any director or officer, or former director or officer of the corporation, or any person who may have served at its request as a director or officer of another corporation in which it owns shares of capital stock, or of which it is a creditor, against unreasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of any civil, criminal or administrative action, suit or proceeding in which he is made a party or with which he is threatened by reason of being or having been or because of any act as such director or officer, within the course of his duties or employment, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties. The corporation may also reimburse any director or officer for the reasonable costs of settlement of any such action, suit or proceeding, if it shall be found by a majority of a committee composed of the directors not involved in the matter in controversy (whether or not a quorum) that it was to the interests of the corporation that such settlement be made and that such director or officer was not guilty of negligence or misconduct. The right of indemnification herein provided shall extend to the estate, executor, administrator, guardian and conservator of any deceased or former director or officer or person who himself would have been entitled to indemnification. Such rights of indemnification and reimbursement shall not be deemed exclusive of any other rights to which such director or officer may be entitled under any statute, agreement, vote of shareholders, or otherwise.

                                   ARTICLE VII

                                      SEAL

         7.01. The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words, "Corporate Seal."

                                  ARTICLE VIII

                                   AMENDMENTS

         8.01. BY SHAREHOLDERS. These bylaws may be altered, amended or repealed and new bylaws may be adopted by the shareholders by affirmative vote of not less than a majority of the shares present or represented at any annual or special meeting of the shareholders at which a quorum is in attendance.

         8.02. BY DIRECTORS. These bylaws may also be altered, amended or repealed and new bylaws may be adopted by the Board of Directors by affirmative vote of two-thirds of the number of directors present at any meeting at which a quorum is in attendance; but no bylaw adopted by the shareholders shall be amended or repealed by the Board of Directors if the bylaw so adopted so provides.

         8.03. IMPLIED AMENDMENTS. Any action taken or authorized by the shareholders or by the Board of Directors, which would be inconsistent with the bylaws then in effect but is taken or- authorized by affirmative vote of not less than the number of shares or the number of directors required to amend the bylaws so that the bylaws would be consistent with such action, shall be given the same effect as though the bylaws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.

                                   ARTICLE IX

                                   FISCAL YEAR

         9.01. The fiscal year of the corporation shall begin on July 1.

                               CONSENT RESOLUTION
                              GARETH STEVENS, INC.

         The undersigned, being the sole shareholder of Gareth Stevens, Inc., a Wisconsin corporation, does, pursuant to the provisions of Section 180.91 of Wisconsin Statutes, hereby consent to and adopt the following resolutions:

         RESOLVED, that Article 3, Section 3.01 of the Amended and Restated Bylaws, dated March 16, 1987 is hereby amended to read as follows:

         Section 3.01. GENERAL POWERS AND NUMBER. The business and affairs of the corporation shall be managed by its Board of Directors. The number of directors of the corporation shall be at all times no less than one and no more than five. The number of directors of the corporation shall be as set forth at a shareholders' meeting or upon consent of the shareholders.

         RESOLVED, that the following person is hereby elected as the sole director of the corporation:

                  Gareth Stevens

         DATED at Milwaukee, Wisconsin, this 6th day of August, 1987.

                                         ---------------------------------------
                                         Gareth Stevens, Sole Shareholder

                               CONSENT RESOLUTION
                              GARETH STEVENS, INC.

         The undersigned, being the shareholders of Gareth Stevens, Inc., a Wisconsin corporation, do, pursuant to the provisions of Section 180.995, Wis. Stats., hereby consent to and adopt the following resolution:

         RESOLVED, that Article G, Section 6.09 of the Amended and Restated Bylaws, dated March 16, 1987 is hereby amended to read as follows:

         6.09. LIABILITY OF DIRECTORS AND OFFICERS. No person shall be liable to the corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a director or officer of the corporation, or of any other corporation which he serves as a director or officer at the request of the corporation, in good faith, if such person (a) exercised and used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the corporation or upon statements made or information furnished by officers or employees of the corporation which he had reasonable grounds to believe to be true. The foregoing shall not be exclusive of other rights and defenses to which he may be entitled as a matter of law.

         6.10. INDEMNITY OF OFFICERS AND DIRECTORS. Every person who is or was a director or officer of the corporation, and any person who may have served at its request as a director or officer of another corporation in which it owns shares of capital stock or of which it is a creditor shall be indemnified by the corporation against all damages, costs, fees, and attorney fees asserted against or incurred by him in connection with any claim, action, suit, arbitration, or other proceeding to which tie is made or threatened to be made a party by reason of his being or having been director or officer. This shall not apply to matters in which recovery shall be had against him by reason of his having been adjudged to have been guilty of fraud, self-dealing, or willful misconduct in the performance of his duty as officer or director. This indemnity shall include reimbursement of expenses incurred and paid in settling any such claim, action, suit or proceeding. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of guilty or no contest or its equivalent shall not create a presumption that such director or officer is guilty of fraud, self-dealing or willful misconduct in the performance of his duties if such director or officer was acting in good faith in what he considered to be the best interests of the corporation and with no reasonable cause to believe that the action was illegal.

         The right of indemnification herein provided shall extend to the estate, executor, administrator, guardian and conservator of any deceased or former director or officer or person who himself would have been entitled to indemnification.

         Dated at Milwaukee, Wisconsin this ____ day of ___________, 1990.

                                         ---------------------------------------
                                         Gareth Stevens

                                         VENTURE INVESTORS OF WISCONSIN


                                         By:


                                         ---------------------------------------
                                         Roger H. Ganser

                                        2